Parker Hannifin Corporation Quarterly Earnings Release 2nd Quarter FY 2006 January 18, 2006 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-
material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.
This presentation contains references to earnings per share amounts excluding the effect of the adoption of FAS 123R and/or a loss recognized on the sale of a division. The removal of both the FAS 123R effect and the loss on the sale of a division allows investors and the company to meaningfully evaluate performance on a comparable basis with the prior period, which was not impacted by FAS 123R or the sale of a division.

Discussion Agenda Financial Highlights Outlook Questions & Answers CEO Comments

Financial Highlights
EPS – 2nd Quarter and YTD as of Dec 31st
FY2006 FY2005 FY 2006 FY 2005
EPS as Reported 1.07 $           1.41 $           2.51 $           2.52 $
Discontinued Operations -                0.50              0.24              0.56
EPS from Continuing Operations as reported 1.07 $           0.91 $           2.27 $           1.96 $
Loss on Sale of Thermoplastics 0.08              -                 0.08              -
FAS 123R expense 0.03              -                0.13              -
EPS from Continuing Operations Adjusted 1.18 $           0.91 $           2.48 $           1.96 $
First Six Months Second Quarter

Financial Highlights EPS from Continuing Operations 2nd Quarter and YTD as of Dec 31st $0.91 $1.96 $2.27 $1.07 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 Q2 FY06 Q2 FY05 YTD FY06 YTD FY05

Influences on Earnings Increased Volume Win Strategy Restructuring/Move to Low Cost Countries Sales Mix – Aerospace Inventory Changes

Financial Highlights
Sales – 2nd Quarter and YTD through December 31
FY06 FY05 FY06 FY05
Sales $2,158 $1,906 $4,271 $3,784
% change 13% 13%
Sales from acquisitions & divestitures $162 $298
Sales without acquisitions & divestitures $1,996 $1,906 $3,973 $3,784
% change 5% 5%
Currency effects ($46) ($30)
Sales without acquisitions, divestitures & currency $2,042 $1,906 $4,003 $3,784
% change 7% 6%
2nd  Quarter YTD

Influences on Sales Continued Industrial End Market Strength Aerospace Commercial OEM Globalization Trends Acquisitions

Segment Reporting
Industrial North America
2nd Qtr YTD 2nd Qtr YTD
Sales
As reported $930 $1,859 $819 $1,652
% change 13% 13%
Acquisitions $65 $118
without Acquisitions $865 $1,741 $819 $1,652
% change 6% 5%
Currency effects $3 $7
without Acquisitions & Currency $862 $1,734 $819 $1,652
% change 5% 5%
Operating Margin
As reported $130 $267 $100 $220
% of sales 14% 14% 12% 13%
FY2006 FY2005

Segment Reporting
Industrial Rest of World
2nd Qtr YTD 2nd Qtr YTD
Sales
As reported $677 $1,297 $583 $1,132
% change 16% 15%
Acquisitions $95 $133
without Acquisitions $582 $1,164 $583 $1,132
% change 0% 3%
Currency effects ($45) ($35)
without Acquisitions & Currency $627 $1,199 $583 $1,132
% change 7% 6%
Operating Margin
As reported $68 $149 $62 $128
% of sales 10% 11% 11% 11%
FY 2006 FY 2005

Segment Reporting
Aerospace
2nd Qtr YTD 2nd Qtr YTD
Sales
As reported $345 $694 $327 $658
% change 6% 5%
Acquisitions
without Acquisitions $345 $694 $327 $658
% change 6% 5%
Currency effects ($3) ($3)
without Acquisitions $348 $697 $327 $658
% change 6% 6%
Operating Margin
As reported $47 $102 $50 $101
% of sales 14% 15% 15% 15%
FY 2006 FY 2005

Segment Reporting
Climate & Industrial Controls
2nd Qtr YTD 2nd Qtr YTD
Sales
As reported $206 $421 $177 $342
% change 17% 23%
Acquisitions $2 $47
without Acquisitions $204 $374 $177 $342
% change 15% 9%
Currency effects ($1) $1
without Acquisitions & Currency $205 $373 $177 $342
% change 16% 9%
Operating Margin
As reported $10 $29 $9 $25
% of sales 5% 7% 5% 7%
FY 2006 FY 2005

Fiscal YTD Results
Sales Increased 12.9%
Cash flow from operations - 1
st
Half record,
reaching 10.1% of sales
Earnings from continuing operations per
diluted share of $2.27, up 16% from $1.96
last year

Current month vs. prior year
Parker New Order Rates
Industrial North America
13
-40
J O J
9
6
A J O J
9
7
A J O J
9
8
A J O J
9
9
A J O J
0
0
A J O J
0
1
A J O J
0
2
A J O J
0
3
A J O J
0
4
A J O J
0
5
A J O
-30
-20
-10
0
10
20
30

Industrial R.O.W. Current month vs. prior year 14 Parker New Order Rates -15 -10 -5 0 5 10 15 20 25 30 J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O

Climate & Industrial Controls Current month vs. prior year -20 -15 -10 -5 0 5 10 15 20 25 30 J O J 0 2 A J O J 0 3 A J O J 0 4 A J O J 0 5 A J O 20 Parker New Order Rates

Aerospace
Average last 12 months orders to previous 12 months orders
Parker New Order Rates
-30
-20
-10
0
10
20
30
J
9
6
A J O J
9
7
A J O J
9
8
A J O J
9
9
A J O J
0
0
A J O J
0
1
A J O J
0
2
A J O J
0
3
A J O J
0
4
A J O J
0
5
A J O
13

Balance Sheet Summary Cash Working Capital Inventory Accounts Receivable PP & E Shareholders Equity

Financial Leverage Debt to Debt Equity 31.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 Target

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05

anything is Possible. Parker

Strong Cash Flow – Cash From Operations FY06 YTD $429 459 538 529 631 551 638 864 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 4.0% 6.0% 8.0% 10.0% 12.0%

FY 2006  Earnings Outlook Assumptions
Segment Sales & Operating Income
FY 2006 Sales Change versus FY 2005
18.5% - 17.0% CIC
7.8% - 7.0% Aerospace
18.0% - 16.6%
Industrial ROW
12.8% - 12.4% NA Industrial
FY 2006 Operating Margin Percentages
9.1% - 8.9% CIC
14.7% - 14.3% Aerospace
11.8% - 11.2%
Industrial ROW
14.6% - 14.2% NA Industrial

FY 2006  Earnings Outlook assumptions
below Operating Margin
Corporate Admin +11.5% to +12.5% vs. FY 2005
Interest Expense +11.6% to  +12.5% vs. FY 2005
Other Exp. (Income) * +25% to +35% vs. FY 2005
Tax Rate 28.5%
*Adoption of FAS 123R by the Company will result in additional expense of approximately $.20 per diluted share in
Fiscal Year 2006 all of which will be reflected in the Other Expense (Income) line.  Loss on sale of Thermoplastics is also included in the Other Expense (Income) line.

Earnings Outlook
Low High
Previous guidance, income from continuing operations $4.85 $5.30
Revised guidance, income from continuing operations $4.97 $5.22 including loss from divestiture
Revised guidance, income from continuing operations $5.05 $5.30 excluding loss from divestiture

Questions & Answers...

Appendix Income Statements & Quarterly Segment Data * * * * * * * * * * * * * * * * * * * * *

Income Statement – 2nd Quarter
% of Sales % of Sales
Net sales $2,157.5 100.0% $1,905.9 100.0%
Cost of sales 1,705.7 79.1% 1,516.9 79.6%
Gross profit 451.8 20.9% 389.0 20.4%
S, G & A 245.8 11.4% 217.8 11.4%
Interest expense 19.6 0.9% 17.2 0.9%
Other expense 10.9 0.5% (1.4) -0.1%
Income from Cont'g Operations b/f taxes 175.5 8.1% 155.4 8.2%
Income taxes 46.5 2.2% 45.0 2.4%
Income from Cont'g Operations $129.0 6.0% $110.5 5.8%
     Discontinued Operations 0.0% 60.7               3.2%
Net Income $129.0 6.0% $171.2 9.0%
FY 2006 FY 2005

Income Statement – 2nd Quarter YTD
% of Sales % of Sales
Net sales $4,271.1 100.0% $3,783.8 100.0%
Cost of sales 3,361.4 78.7% 2,994.6 79.1%
Gross profit 909.7 21.3% 789.2 20.9%
S, G & A 482.9 11.3% 412.3 10.9%
Interest expense 36.1 0.8% 33.4 0.9%
Interest & other income 11.2 0.3% 9.5 0.3%
Income from Cont'g Operations b/f taxes 379.6 8.9% 334.0 8.8%
Income taxes 106.7 2.5% 97.6 2.6%
Income from Cont'g Operations $272.9 6.4% $236.4 6.2%
     Discontinued Operations $28.9 0.7% $67.5 1.8%
Net Income $301.8 7.1% $303.9 8.0%
FY 2006 FY 2005

Restated Income Statement
CONSOLIDATED STATEMENT OF INCOME - Restated
Restated to present divestiture of business units as discontinued operations
(Dollars in thousands, except per share amounts) 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Total
Net sales 1,877,915 $  1,905,931 $ 2,112,462 $  2,172,497 $ 8,068,805 $
Cost of sales 1,477,694     1,516,905    1,688,804     1,708,074    6,391,477
Gross profit 400,221        389,026       423,658        464,423       1,677,328
Selling, general and
   administrative expenses 194,396        217,856       215,231        232,795       860,278
Interest expense 16,179          17,236         17,079          16,375         66,869
Other expense (income), net 10,975          (1,433)          2,026            342              11,910
Income from continuing operations
  before income taxes 178,671        155,367       189,322        214,911       738,271
Income taxes 52,635          44,954         48,676          58,840         205,105
Income from continuing operations 126,036        110,413       140,646        156,071       533,166
Income (loss) from discontinued operations 6,747            60,714         (1,276)          5,341           71,526
Net income 132,783 $     171,127 $    139,370 $     161,412 $    604,692 $
Basic earnings per share:
  Income from continuing operations 1.06 $           0.93 $          1.18 $           1.32 $          4.49 $
  Income (loss) from discontinued operations 0.06              0.51             (0.01)            0.04             0.60
  Net income per share 1.12 $           1.44 $          1.17 $           1.36 $          5.09 $
Diluted earnings per share:
  Income from continuing operations 1.05 $           0.91 $          1.16 $           1.30 $          4.43 $
  Income (loss) from discontinued operations 0.06              0.50             (0.01)            0.04             0.59
  Net income per share 1.11 $           1.41 $          1.15 $           1.34 $          5.02 $
Note:  Basic and diluted earnings per share amounts are computed independently for each of the quarters presented, therefore, the sum of the quarterly basic and diluted earnings per share amounts may not equal the total computed for the year.
Fiscal 2005

Restated Quarterly Segment Data
BUSINESS SEGMENT INFORMATION BY INDUSTRY - Restated
Elimination of Other Segment due to divestiture of business units
(Dollars in thousands) 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Total
Net sales
   Industrial:
       North America 832,338 $     819,243 $    924,975 $     940,071 $    3,516,627 $
       International 548,973        583,221       623,343        642,902       2,398,439
   Aerospace 331,134        326,961       337,313        364,023       1,359,431
   Climate & Industrial Controls 165,470        176,506       226,831        225,501       794,308
Total 1,877,915 $  1,905,931 $ 2,112,462 $  2,172,497 $ 8,068,805 $
Segment operating income
   Industrial:
       North America 119,809 $     99,862 $      120,133 $     128,409 $    468,213 $
       International 66,473          61,615         63,079          76,040         267,207
   Aerospace 51,294          49,540         43,945          54,408         199,187
   Climate & Industrial Controls 15,817          8,911           26,513          23,602         74,843
Total segment operating income 253,393        219,928       253,670        282,459       1,009,450
Corporate general and administrative expenses 25,306          30,563         23,395          32,351         111,615
Income from continuing operations before
  interest expense and other 228,087        189,365       230,275        250,108       897,835
Interest expense 16,179          17,236         17,079          16,375         66,869
Other 33,237          16,762         23,874          18,822         92,695
Income from continuing operations
   before income taxes 178,671 $     155,367 $    189,322 $     214,911 $    738,271 $
Fiscal 2005